FEDERATED EQUITY INCOME FUND, INC.

12TH ANNUAL REPORT
MARCH 31, 1998

ESTABLISHED 1986

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 12th Annual Report. The fund invests in large, well-known corporations with histories of steadily rising dividends and steadily rising values. Over the 12-month reporting period, fund assets continued to grow and had reached over $2 billion by March 31, 1998. This extraordinary asset growth reflected a sizable increase in the value of fund shares, as well as the confidence expressed by our long-time and new shareholders as they purchased shares for their accounts. An average of $90 million in assets came into the fund monthly over the past year.

This report covers the 12-month period from April 1, 1997 through March 31, 1998. It begins with a discussion with the fund's portfolio manager, Linda Duessel, Vice President of Federated Advisers. Following her discussion are three additional items of shareholder interest. First, is a series of graphs showing long-term investment performance. Second, is a complete listing of the fund's common and preferred stocks and convertible securities. Third, is the publication of the fund's financial statements.

Certainly we are enjoying this remarkable stock market. Shareholders enjoyed fine performance from the fund's sector-neutral portfolio of more than 78 good, dividend-paying common and preferred stocks and 10 convertible securities. The fund's manager does not overweight the best performing sector, but remains "sector neutral." The fund's holdings included such well-known names as Avon Products, Bristol-Myers Squibb, DuPont, Exxon, Ford, General Electric, H. J. Heinz, IBM, Microsoft, and J.C. Penney.

During the 12-month reporting period, the fund did not match the explosive 48.00% total return achieved by the Standard & Poor's ("S&P") 500 Index.* Why? Because the fund was and is defensively managed to help protect its share value in this highly valued market. This defensive strategy has served its shareholders well over the years. As Linda Duessel discusses, the fund outperformed the S&P 500 Index during all 13 market corrections of 2% or more during 1997 and continued to provide a current dividend yield that was consistently 50% greater than the yield of the S&P 500 Index. Since May 1991, the fund's total return has matched that of the S&P 500 Index. Considering the extended, highly valued market that we have been experiencing, the fund's defensive strategy may offer the fund's portfolio manager and shareholders a degree of comfort.

* The S&P 500 Index is an unmanaged index of common stocks in industry, transportation and financial and public utility companies. Investments may not be made in an index.

Individual share class total return performance, including capital appreciation, income dividends, and realized gains, follows.**

                  TOTAL          CAPITAL          NET ASSET
                 RETURN  INCOME   GAINS         VALUE INCREASE
 Class A Shares  31.80%  $0.40    $0.87     $15.59 to $19.14 = 23%
 Class B Shares  30.90%  $0.26    $0.87     $15.59 to $19.15 = 23%
 Class C Shares  30.90%  $0.26    $0.87     $15.59 to $19.15 = 23%
 Class F Shares  31.54%  $0.35    $0.87     $15.59 to $19.15 = 23%

We trust you were pleased with the continued positive performance of your equity-income investment. Remember, reinvesting your Federated Equity Income Fund, Inc. earnings is a convenient way to build the value of your account -- and see the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Sincerely,

Richard B. Fisher
President

May 15, 1998

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price for Class A, B, C, and F Shares were 24.53%, 25.02%, 29.80%, and 29.12%, respectively.

INVESTMENT REVIEW
[Graphic]
Linda Duessel
Vice President
Federated Advisers
[Graphic]

PLEASE COMMENT ON THE FUND'S FISCAL YEAR, WHICH WAS AN EXTRAORDINARY PERIOD FOR EQUITIES.

The U.S. stock market completed an exceedingly strong year in 1997, adding numerous first-time statistics to the record books:

* For the first time in history, the U.S. stock market posted three years of gains in excess of 20%.

* The current bull market was unprecedented in its duration since the 1990 bottom.

* The market completed an unprecedented streak of seven straight years without a down year.

Going into 1998, the bull market marched on as stocks soared in the first quarter of 1998, with the Dow Jones Industrial Average returning 11.30% -- the best first quarter since 1987. The first quarter's return of 13.95% for the S&P 500 Index has already surpassed most market forecasters' projected returns for the entire year. This strength was particularly impressive given the fact that analysts' first quarter earnings estimates for companies in the S&P 500 Index were slashed over recent months to just 0.90%, which would have been the weakest quarter since the 1990-1991 recession.*

[Graphic]

WHAT IS YOUR PERSPECTIVE ON THE MARKET'S VALUATION?

As we discussed in the fund's last report that covered the first half of its fiscal year, the market has been historically overvalued and priced as if we were in a perfect environment for stocks. In recent months, we have seen evidence that the environment is not perfect; the currency crisis in Asia has strongly affected many emerging country stock markets, their economies, and their currencies. Interestingly, the nearly 10% decline in the S&P 500 Index in late October, which was spurred by Asian concerns, was completely recovered in just six weeks. This was surely an impressive comeback.

* Source: IBES International

[Graphic]

HOW DID FEDERATED EQUITY INCOME FUND, INC. PERFORM FOR ITS SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 1998?

For the 12-month reporting period ended March 31, 1998, the fund's Class A, B, C, and F Shares produced competitive total returns of 31.80%, 30.90%, 30.90%, and 31.54%, respectively, based on net asset value.* By comparison, the total return of the S&P 500 Index was 48.00% and the average equity-income fund return, as tracked by Lipper Analytical Services, Inc., was 37.99%.+

[Graphic]

THE FUND'S DEFENSIVE POSTURE IS THE PRIMARY REASON THAT ITS TOTAL RETURN LAGGED THE RETURN OF THIS EXPLOSIVE MARKET. CAN YOU ELABORATE?

Approximately 25% of the fund's portfolio was invested in convertible securities which have served to increase the dividend payout of the portfolio, reduce its risk, and helped the fund outperform the S&P 500 Index in periods of correction. However, they caused the fund to lag a particularly strong market.

The benefit of the fund's defensive posture is evident when we look at its record during market corrections. The fund outperformed the S&P 500 Index during all 13 market corrections of 2% or more during 1997, and continued to provide a current dividend yield that was consistently 50% greater than the yield of the S&P 500 Index. Since May 1991, the fund provided investors with outstanding gains, matching that of the S&P 500 Index.

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 24.53%, 25.02%, 29.80%, and 29.12%, respectively.

+ Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category. The equity-income funds category contains funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

[Graphic]

WHAT HAVE YOU BEEN BUYING AND SELLING RECENTLY IN THE FUND?

In the Finance sector, we eliminated our position in MGIC/MML STRYPES, the convertible preferred securities of MGIC INVESTMENT CORP. and replaced it with BANC ONE CORP., a major regional bank that appeared quite inexpensive and has been enjoying improved fundamentals. We also eliminated our position in FRONTIER INSURANCE convertible preferreds. We used the proceeds from these sales to purchase positions in two high-quality real estate investment trusts ("REITs"), DUKE REALTY INVESTMENTS, INC., and MEDITRUST CORP. The defensive REITs group is undervalued versus the broad market.

In the Health Care sector, we eliminated the convertible securities positions of MEDPARTNERS, INC. and TENET HEALTHCARE (VENCOR), INC. We sold our position in DURA PHARMACEUTICALS convertible bond, as well as our holdings in AMERICAN HOME PRODUCTS CORP. common stock after each appreciated rapidly. Our purchases included ABBOTT LABORATORIES, a leading pharmaceutical and health care products company, as well as MCKESSON CORP. convertible preferreds, a major pharmaceutical distributor.

In the Technology sector, we eliminated the ADAPTEC, INC. convertible bond position. We purchased HEWLETT-PACKARD CO., a leader in printers, computers, calculators, and workstations, at an inexpensive valuation. We also purchased AMP, INC., a worldwide producer of electrical connection devices.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF MARCH 31, 1998, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

The top holdings and sector weightings were as follows:

                                       PERCENTAGE OF
 NAME                                    NET ASSETS
 Microsoft Corp. Conv. Pfd.                2.23%
 General Mills, Inc.                       2.16%
 First Union Corp.                         2.16%
 Heinz (H.J.) Co.                          1.85%
 Merck & Co.                               1.79%
 Dresser Industries, Inc.                  1.75%
 Enron Corp.                               1.74%
 Bristol-Myers Squibb Co.                  1.72%
 General RE Corp.                          1.69%
 Mellon Bank Corp.                         1.68%
   TOTAL                                  18.77%

                          PERCENTAGE OF      PERCENTAGE OF
 SECTOR                    NET ASSETS        S&P 500 INDEX
 Finance                      15.98%             16.90%
 Technology                   13.48%             14.67%
 Consumer Non-Durables        12.83%             10.78%
 Utilities                    12.16%             10.60%
 Health Care                   9.46%              11.78%
 Energy/Minerals               6.86%              7.65%
 Producer Manufacturing        6.34%              7.69%
 Retail Trade                  5.02%              5.16%
 Basic Industry                4.28%              4.83%
 Services                      4.02%              5.35%
 Consumer Durables             4.00%              3.36%
 Transportation                1.48%              1.23%
 Other                         4.09%              0.00%

[Graphic]

WHAT IS YOUR PERSPECTIVE ON THIS UNPRECEDENTED BULL MARKET?

We acknowledge the continued strength of the U.S. stock market, fueled by low inflation, low interest rates, a strong economy, and mutual fund inflows. Still, the further advance of stocks will depend on earnings improvements, and this is where we believe the market is vulnerable. We will maintain our defensive posture by investing, as always, in dominant dividend-paying companies, with an emphasis on those which are growing dividends and which appear inexpensive in our technical work. We will remain fully invested, sector neutral, and will maintain a healthy component of convertible securities.

SHAREHOLDER MEETING RESULTS

A Special Meeting of fund shareholders was held on November 14, 1997. On September 10, 1997, the record date for shareholders voting at the meeting, there were 85,698,207 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect two Directors:*

                          SHARES VOTED      SHARES WITHHELD
                              FOR              AUTHORITY
 Thomas G. Bigley          48,257,795         2,102,951
 John E. Murray, Jr.       48,247,792         2,112,954

AGENDA ITEM 2: To approve or disapprove the removal of the fund's fundamental investment limitation restricting the fund's investment in restricted securities to 10% of its total assets.

The results of shareholders voting were as follows:

    SHARES VOTED       SHARES VOTED        SHARES         BROKER
         FOR              AGAINST         ABSTAINED      NON-VOTE
     36,138,596          2,446,671        2,869,434      8,906,045

AGENDA ITEM 3: To approve or disapprove the removal of the fund's fundamental investment limitation regarding investing in oil, gas, or other mineral exploration or development programs.

The results of shareholders voting were as follows:

    SHARES VOTED       SHARES VOTED        SHARES         BROKER
         FOR              AGAINST         ABSTAINED      NON-VOTE
     35,472,984          2,989,087        2,992,631      8,906,044

AGENDA ITEM 4: To approve or disapprove an amendment to the fund's fundamental investment limitation concerning diversification.

The results of shareholders voting were as follows:

    SHARES VOTED       SHARES VOTED        SHARES         BROKER
         FOR              AGAINST         ABSTAINED      NON-VOTE
     36,234,102          2,342,031        2,878,570      8,906,043

* The following directors of the fund continued their terms as directors of the fund: John F. Donahue, J. Christopher Donahue, John T. Conroy, Jr., William J. Copeland, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Peter E. Madden, Wesley W. Posvar, Marjorie P. Smuts.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED EQUITY INCOME FUND,
INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $12,000 IN THE CLASS A SHARES OF FEDERATED EQUITY INCOME FUND, INC. ON 12/30/86, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $53,427 ON 3/31/98. YOU WOULD HAVE EARNED A 14.19%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 24.53%, 17.09%, and 15.68%, respectively. Class B Shares' average annual 1-year and since inception (9/27/94) total returns were 25.02% and 22.59%, respectively. Class C Shares' average annual 1-year and since inception (5/3/93) total returns were 29.80% and 18.16%, respectively. Class F Shares' average annual 1-year and since inception (11/12/93) total returns were 29.12% and 18.08%, respectively.**

[Graphic] - See Appendix (A)

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED EQUITY INCOME FUND, INC.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 11 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $32,935.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $12,000, but your account would have reached a total value of $32,935* by 3/31/98. You would have earned an average annual total return of 16.44%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic] - See Appendix (B)

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED EQUITY INCOME FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On March 31, 1988, they invested $5,000 in the Class A Shares of Federated Equity Income Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $93,678. This represents a 16.55% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic] - See Appendix (C)

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED EQUITY INCOME FUND, INC.

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1988 to March 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).+

[Graphic] - See Appendix (D)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 1998, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund
Index (LEIFI).+

[Graphic] - See Appendix (E)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from May 3, 1993 (start of performance) to March 31, 1998, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).+

[Graphic] - See Appendix (F)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.

CLASS F SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.
(CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 12, 1993 (start of performance) to March 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund
Index (LEIFI).+

[Graphic] - See Appendix (G)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date.The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 1998

    SHARES                                                                   VALUE
 COMMON STOCKS -- 72.3%
                         BASIC INDUSTRY -- 3.5%
                962,400  Allegheny Teledyne, Inc.                            $26,766,750
                520,100  Crown Cork & Seal Co., Inc.                          27,825,350
                282,600  Du Pont (E.I.) de Nemours & Co.                      19,216,800
                          Total                                               73,808,900
                         CONSUMER DURABLES -- 2.6%
                910,000  Cooper Tire & Rubber Co.                             21,612,500
                435,000  Ford Motor Co.                                       28,193,438
                 60,400  Magna International, Inc., Class A                    4,707,425
                          Total                                               54,513,363
                         CONSUMER NON-DURABLES -- 10.6%
                336,600  Avon Products, Inc.                                  26,254,800
                559,440  Diageo PLC, ADR                                      27,167,805
              1,298,000  Dial Corp.                                           31,070,875
                603,400  General Mills, Inc.                                  45,858,400
                673,250  Heinz (H.J.) Co.                                     39,300,969
                156,100  Interstate Bakeries Corp.                             5,043,981
                424,500  Kimberly-Clark Corp.                                 21,278,063
                679,300  Philip Morris Cos., Inc.                             28,318,319
                          Total                                              224,293,212
                         ENERGY/MINERALS -- 4.6%
                440,200  Burlington Resources, Inc.                           21,102,087
                453,100  Exxon Corp.                                          30,640,887
                429,800  Mobil Corp.                                          32,933,425
                387,800  YPF Sociedad Anonima, ADR                            13,185,200
                          Total                                               97,861,599

 FEDERATED EQUITY INCOME FUND, INC.

   SHARES                                                            VALUE
 COMMON STOCKS -- CONTINUED
                         FINANCE -- 12.5%
                474,770  Banc One Corp.                               $       30,029,202
                312,000  Colonial Properties Trust                             9,925,500
                364,700  Duke Realty Investments, Inc.                         8,889,562
                169,050  Equity Residential Properties Trust                   8,494,762
                808,000  First Union Corp.                                    45,854,000
                162,800  General RE Corp.                                     35,917,750
                320,200  Liberty Property Trust                                8,605,375
                255,400  Meditrust Corp.                                       7,885,475
                560,400  Mellon Bank Corp.                                    35,585,400
                366,500  Morgan Stanley, Dean Witter & Co.                    26,708,688
                359,062  NationsBank Corp.                                    26,189,121
                345,000  New Plan Realty Trust                                 8,668,125
                333,200  Post Properties, Inc.                                13,307,175
                          Total                                              266,060,135
                         HEALTH CARE--8.7%
                467,700  Abbott Laboratories                                  35,223,656
                139,900  Bausch & Lomb, Inc.                                   6,391,681
                628,400  Baxter International, Inc.                           34,640,550
                349,700  Bristol-Myers Squibb Co.                             36,478,081
                296,445  Merck & Co., Inc.                                    38,056,127
              1,050,600  U.S. Surgical Corp.                                  34,669,800
                          Total                                              185,459,895
                         PRODUCER MANUFACTURING--5.5%
                771,400  Dresser Industries, Inc.                             37,075,412
                381,400  General Electric Co.                                 32,871,913
                386,600  Textron, Inc.                                        29,768,200
                410,400  York International Corp.                             18,468,000
                          Total                                              118,183,525

FEDERATED EQUITY INCOME FUND, INC.

   SHARES                                                            VALUE
 COMMON STOCKS -- CONTINUED
                         RETAIL TRADE -- 2.4%
                761,700  Food Lion, Inc., Class A                     $        8,140,669
                868,100  Food Lion, Inc., Class B                              9,521,972
                437,900  Penney (J.C.) Co., Inc.                              33,143,556
                           Total                                              50,806,197
                         SERVICES -- 1.7%
                    194(a)Advanstar Corp., Warrants                                    0
                399,300  Block (H&R), Inc.                                    18,991,706
                389,700  Browning-Ferris Industries, Inc.                     12,713,963
                271,200  Hollinger International Publishing, Inc.              4,508,700
                           Total                                              36,214,369
                         TECHNOLOGY -- 8.0%
                603,800  AMP, Inc.                                            26,453,987
                526,900  Avnet, Inc.                                          30,329,681
                255,800  General Dynamics Corp.                               22,030,775
                437,200  Hewlett-Packard Co.                                  27,707,550
                337,500  International Business Machines Corp.                35,057,813
                246,500  Lockheed Martin Corp.                                27,731,250
                           Total                                             169,311,056
                         TRANSPORTATION -- 1.5%
                429,700  CNF Transportation, Inc.                             15,442,343
                284,500  Union Pacific Corp.                                  15,985,344
                           Total                                              31,427,687
                         UTILITIES -- 10.7%
                445,500  CMS Energy Corp.                                     20,910,656
                154,000  El Paso Natural Gas                                  10,866,625
                740,712  Enron Corp.                                          34,350,542
              1,105,500  Pacificorp                                           27,222,938
                119,600  Peco Energy Co.                                       2,646,150

FEDERATED EQUITY INCOME FUND, INC.

   SHARES                                                               VALUE
 COMMON STOCKS -- CONTINUED
                         UTILITIES -- CONTINUED
                600,146  SBC Communications, Inc.                         $         26,181,369
                360,900  Sonat, Inc.                                                15,699,150
                285,300  Sprint Corp.                                               19,311,244
              1,023,900  TECO Energy, Inc.                                          28,925,175
                637,000  Texas Utilities Co.                                        25,042,063
                540,500  Williams Cos., Inc. (The)                                  17,296,000
                           Total                                                   228,451,912
                           TOTAL COMMON STOCKS (IDENTIFIED COST $1,212,617,773)  1,536,391,850

 CONVERTIBLE PREFERRED STOCKS -- 13.8%
                         BASIC INDUSTRY -- 0.8%
                445,000  Merrill Lynch & Co., Inc., STRYPES                         16,910,000
                         CONSUMER NON-DURABLES -- 2.3%
                404,200  Ralston Purina Co., SAILS, $1.08                           25,515,125
                440,000(b)Suiza Foods Corp., Conv. Pfd., $2.75                     22,464,200
                           Total                                                    47,979,325
                         ENERGY/MINERALS -- 0.8%
                321,900  Unocal Corp., Cumulative Conv. Pfd., $3.13                 18,015,134
                         FINANCE -- 3.5%
                510,000  Conseco, Inc., Cumulative PRIDES, Series F,                30,759,375
                         $3.50
                169,500  Jefferson-Pilot Corp., Conv. Pfd., $5.26                   21,293,438
                147,500  SunAmerica, Inc., PERCS, Series E, $3.10                   20,945,000
                           Total                                                    72,997,813
                         HEALTH CARE -- 0.7%
                187,700(b)McKesson Corp., Conv. Pfd., $2.50                        15,305,997

FEDERATED EQUITY INCOME FUND, INC.

  SHARES OR
   PRINCIPAL
    AMOUNT                                                                VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
 PRODUCER MANUFACTURING -- 0.8%
                356,800(b)EVI, Inc., Cumulative Conv. Pfd., $2.50        $         16,247,958
                         SERVICES -- 2.3%
                246,600  Browning-Ferris Industries, Inc., ACES,                     7,891,200
                         $2.58
              1,663,800  Hollinger International Publishing, Inc.,                  23,813,138
                         Conv. Pfd., $.95
                330,500  Wendy's International, Inc., Cumulative                    17,371,906
                         Conv. Pfd., Series A, $2.50
                           Total                                                    49,076,244
                         TECHNOLOGY -- 2.2%
                510,500  Microsoft Corp., Cumulative Conv. Pfd.,                    47,221,250
                         Series A, $2.20
                         UTILITIES -- 0.4%
                 62,000  Williams Cos., Inc. (The), Conv. Pfd., $3.50                9,331,992
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (IDENTIFIED COST $268,511,277)                          293,085,713
 CONVERTIBLE CORPORATE BONDS -- 9.7%
                         CONSUMER DURABLES -- 1.4%
  $           9,540,000(b)Magna International, Inc., Conv. Bond,                    11,203,585
                         4.875%, 2/15/2005
             13,200,000  Magna International, Inc., Conv. Bond,                     19,075,980
                         5.00%, 10/15/2002
                           Total                                                    30,279,565
                         ENERGY MINERALS -- 1.4%
             30,900,000  Diamond Offshore Drilling, Inc., Conv. Bond,               29,732,598
                         3.125%, 9/15/2007
                         RETAIL TRADE -- 2.6%
             38,700,000(b)Costco Cos., Inc., Conv. Bond, 8/19/2017                 25,765,299
             19,350,000  Federated Department Stores, Inc., Conv.                   30,007,400
                         Bond, 5.00%, 10/1/2003
                           Total                                                    55,772,699
                         TECHNOLOGY -- 3.3%
              4,650,000  EMC Corp. Mass, Conv. Bond, 3.25%, 3/15/2002                8,184,744
             14,250,000(b)EMC Corp. Mass, Sub. Note, 3.25%, 3/15/2002              25,082,280

FEDERATED EQUITY INCOME FUND, INC.

  PRINCIPAL
    AMOUNT                                                             VALUE
 CONVERTIBLE CORPORATE BONDS -- CONTINUED
                         TECHNOLOGY -- CONTINUED
  $           9,860,000(b)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006   $         13,703,822
             22,500,000  Xilinx, Inc., Conv. Sub. Note, 5.25%,                      22,408,875
                         11/1/2002
                           Total                                                    69,379,721
                         UTILITIES--1.0%
             19,000,000(b)Bell Atlantic Financial Services, Inc., Conv.            20,270,720
                         Bond, 5.75%, 4/1/2003
                           TOTAL CONVERTIBLE CORPORATE BONDS
                           (IDENTIFIED COST $173,916,989)                          205,435,303
                         U.S. TREASURY -- 2.7%
             58,000,000  U.S. Treasury Bill, 6/18/1998 (IDENTIFIED
                         COST $57,370,562)                                          57,384,620
 (C)REPURCHASE AGREEMENT -- 1.1%
             23,245,000  BT Securities Corp., 5.97%, dated 3/31/1998,
                         due 4/1/1998 (AT AMORTIZED COST)                           23,245,000
                           TOTAL INVESTMENTS (IDENTIFIED COST
                           $1,735,661,601)(D)                             $      2,115,542,486

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At March 31, 1998, these securities amounted to $150,043,861 which represents 7.1% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $1,736,391,762. The net unrealized appreciation of investments on a federal tax basis amounts to $379,150,724 which is comprised of $393,960,624 appreciation and $14,809,900 depreciation at March 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($2,123,930,715) at March 31, 1998.

The following acronyms are used throughout this portfolio:

ACES --Adjustable Convertible Extendable Securities

ADR --American Depositary Receipt

PERCS --Preferred Equity Redemption Cumulative Stock

PLC --Public Limited Company

PRIDES --Preferred Redeemable Increased Dividend Equity Securities

SAILS --Stock Appreciation Income Linked Security

STRYPES --Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

 ASSETS:
 Total investments in securities, at value (identified cost                          $2,115,542,486
 $1,735,661,601 and tax cost $1,736,391,762)
 Income receivable                                                                        4,254,424
 Receivable for investments sold                                                          4,278,714
 Receivable for shares sold                                                              12,425,586
 Receivable for daily variation margin                                                      252,000
   Total assets                                                                       2,136,753,210
 LIABILITIES:
 Payable for investments purchased                                        $9,003,197
 Payable for shares redeemed                                               1,955,287
 Income distribution payable                                                 540,904
 Payable to Bank                                                             105,419
 Payable for taxes withheld                                                    2,990
 Accrued expenses                                                          1,214,698
   Total liabilities                                                                     12,822,495
 NET ASSETS for 110,945,074 shares outstanding                                       $2,123,930,715
 NET ASSETS CONSIST OF:
 Paid in capital                                                                     $1,710,422,239
 Net unrealized appreciation of investments                                             380,112,800
 Accumulated net realized gain on investments                                            33,405,383
 Distributions in excess of net investment income                                            (9,707)
   Total Net Assets                                                                  $2,123,930,715
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($809,103,152 / 42,277,075 shares outstanding)                    $19.14
 Offering Price Per Share (100/94.50 of $19.14)*                                             $20.25
 Redemption Proceeds Per Share                                                               $19.14
 CLASS B SHARES:
 Net Asset Value Per Share ($1,015,339,433 / 53,027,041 shares                               $19.15
 outstanding)
 Offering Price Per Share                                                                    $19.15
 Redemption Proceeds Per Share (94.50/100 of $19.15)**                                       $18.10
 CLASS C SHARES:
 Net Asset Value Per Share ($173,900,162 / 9,082,399 shares outstanding)                     $19.15
 Offering Price Per Share                                                                    $19.15
 Redemption Proceeds Per Share (99.00/100 of $19.15)**                                       $18.96
 CLASS F SHARES:
 Net Asset Value Per Share ($125,587,968 / 6,558,559 shares outstanding)                     $19.15
 Offering Price Per Share (100/99.00 of $19.15)*                                             $19.34
 Redemption Proceeds Per Share (99.00/100 of $19.15)**                                       $18.96

* See "Purchasing Shares" in the Prospectus.

** See "Redeeming and Exchanging Shares" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1998

 INVESTMENT INCOME:
 Dividends                                                                 $ 40,930,923
 Interest                                                                    11,733,752
   Total income                                                              52,664,675
 EXPENSES:
 Investment advisory fee                                        $9,452,360
 Administrative personnel and services fee                       1,188,800
 Custodian fees                                                     73,252
 Transfer and dividend disbursing agent fees and expenses        1,216,513
 Directors'/Trustees' fees                                          21,660
 Auditing fees                                                      19,351
 Legal fees                                                         13,038
 Portfolio accounting fees                                         201,106
 Distribution services fee -- Class B Shares                     5,291,320
 Distribution services fee -- Class C Shares                     1,012,511
 Distribution services fee -- Class F Shares                       273,046
 Shareholder services fee -- Class A Shares                      1,564,088
 Shareholder services fee -- Class B Shares                      1,763,773
 Shareholder services fee -- Class C Shares                        337,504
 Shareholder services fee -- Class F Shares                        273,046
 Share registration costs                                          555,107
 Printing and postage                                              356,676
 Insurance premiums                                                 12,218
 Taxes                                                              83,821
 Miscellaneous                                                      28,163
   Total expenses                                               23,737,353
      Net investment income                                                  28,927,322
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                            74,063,229
 Net change in unrealized appreciation of investments                       298,409,164
   Net realized and unrealized gain on investments                          372,472,393
      Change in net assets resulting from operations                       $401,399,715

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED MARCH 31,
                                                                      1998               1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                            $   28,927,322   $   15,731,060
 Net realized gain on investments
 ($74,636,492 and $51,113,225, respectively, as computed for
 federal tax purposes)                                                74,063,229       50,872,590
 Net change in unrealized appreciation on investments                298,409,164       42,343,319
  Change in net assets resulting from operations                     401,399,715      108,946,969
 NET EQUALIZATION CREDITS--                                              139,007          480,911
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                     (13,769,552)      (8,786,457)
  Class B Shares                                                     (10,269,214)      (4,349,221)
  Class C Shares                                                      (1,956,444)      (1,455,111)
  Class F Shares                                                      (2,122,295)      (1,747,407)
 Distributions from net realized gains
  Class A Shares                                                     (29,798,530)     (16,098,902)
  Class B Shares                                                     (33,144,518)    (  9,615,580)
  Class C Shares                                                      (6,381,098)      (3,712,059)
  Class F Shares                                                      (5,258,251)      (3,635,381)
  Change in net assets resulting from distributions to              (102,699,902)     (49,400,118)
  shareholders
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
 INVESTMENT INCOME) --
 Proceeds from sale of shares                                        981,235,447      671,827,000
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                               86,200,577       39,864,665
 Cost of shares redeemed                                            (282,342,329)    (122,876,164)
  Change in net assets resulting from share transactions             785,093,695      588,815,501
  Change in net assets                                             1,083,932,515      648,843,263
 NET ASSETS:
 Beginning of period                                               1,039,998,200      391,154,937
 End of period                                                    $2,123,930,715   $1,039,998,200

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED MARCH 31,
                       1998      1997      1996      1995      1994      1993     1992     1991     1990      1989
 NET ASSET VALUE,
 BEGINNING OF         $15.59    $14.26    $11.50    $11.06    $10.91    $ 9.67   $ 8.59   $ 8.77    $10.84   $ 9.22
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
 income                 0.41      0.42      0.46      0.49      0.43      0.55     0.69     0.84      0.91     0.89
 Net realized and
 unrealized gain
 (loss)
 on investments         4.41      2.16      2.96      0.40      0.15      1.22     1.08    (0.16)    (1.18)    1.59
 Total from
 investment
 operations             4.82      2.58      3.42      0.89      0.58      1.77     1.77     0.68     (0.27)    2.48
 LESS DISTRIBUTIONS
 Distributions
 from net
 investment            (0.40)    (0.41)    (0.41)    (0.45)    (0.43)    (0.53)   (0.69)   (0.86)    (0.87)   (0.86)
 income
 Distributions in
 excess of net
 investment               --        --        --        --        --        --       --       --     (0.41)      --
 income(a)
 Distributions
 from
 net realized
 gain on
 investments           (0.87)    (0.84)    (0.25)       --        --        --       --       --     (0.52)      --
 Total                 (1.27)    (1.25)    (0.66)    (0.45)    (0.43)    (0.53)   (0.69)   (0.86)    (1.80)   (0.86)
 distributions
 NET ASSET VALUE,
 END
 OF PERIOD            $19.14    $15.59    $14.26    $11.50    $11.06    $10.91   $ 9.67   $ 8.59    $ 8.77   $10.84
 TOTAL RETURN(B)       31.80%    18.82%    30.37%     8.31%     5.29%    18.98%   21.19%    8.95%    (3.19%)  28.25%
 Ratios to
 average
 NET ASSETS
 Expenses               1.09%     1.08%     1.03%     1.00%     1.00%     0.99%    1.04%    1.05%     0.97%    0.77%
 Net investment
 income                 2.25%     2.68%     3.19%     4.01%     3.82%     5.45%    7.36%   10.25%     9.34%    9.02%
 Expense waiver/
 reimbursement(c)         --      0.04%     0.20%     0.36%     0.89%     1.60%    1.46%    1.46%     1.43%    1.25%
 SUPPLEMENTAL DATA
 Net assets, end
 of
 period (000        $809,103  $431,281  $220,268  $108,683   $84,665   $30,616  $25,176  $22,589   $22,052  $11,306
 omitted)
 Average
 commission
 rate paid(d)        $0.0521   $0.0530        --        --        --        --       --       --        --       --
 Portfolio                69%       75%       96%       91%       43%       79%     115%      31%       54%      49%
 turnover

(a) Distributions in excess of net investment income were a result of certain book and tax differences. These distributions did not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED MARCH 31,
                                                     1998       1997          1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD              $15.59      $14.26       $11.50       $11.24
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.27        0.34         0.32(d)      0.19
  Net realized and unrealized gain on investments    4.42        2.13         3.01         0.26
  Total from investment operations                   4.69        2.47         3.33         0.45
 LESS DISTRIBUTIONS
  Distributions from net investment income          (0.26)      (0.30)       (0.32)       (0.19)
  Distributions from net realized gain on           (0.87)      (0.84)       (0.25)          --
  investments
  Total distributions                               (1.13)      (1.14)       (0.57)       (0.19)
 NET ASSET VALUE, END OF PERIOD                    $19.15      $15.59       $14.26       $11.50
 TOTAL RETURN(B)                                    30.90%      17.92%       29.40%        4.14%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                           1.84%       1.87%        1.83%        1.80%*
  Net investment income                              1.50%       1.85%        2.31%        3.42%*
  Expense waiver/reimbursement(c)                      --          --         0.16%        0.47%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)      $1,015,339    $418,675      $71,019       $6,072
  Average commission rate paid(e)                 $0.0521     $0.0530           --           --
  Portfolio turnover                                   69%         75%          96%          91%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 27, 1994 (date of initial public offering) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Calculated using average outstanding shares.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED MARCH 31,
                           1998 1997 1996 1995 1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD           $15.59     $14.26     $11.50      $11.06   $10.76
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                           0.27       0.30       0.32        0.37     0.34
  Net realized and unrealized gain on             4.42       2.16       3.00        0.44     0.28
  investments
  Total from investment operations                4.69       2.46       3.32        0.81     0.62
 LESS DISTRIBUTIONS
  Distributions from net investment income       (0.26)     (0.29)     (0.31)      (0.37)   (0.32)
  Distributions from net realized gain on        (0.87)     (0.84)     (0.25)         --       --
  investments
  Total distributions                            (1.13)     (1.13)     (0.56)      (0.37)   (0.32)
 NET ASSET VALUE, END OF PERIOD                 $19.15     $15.59     $14.26      $11.50   $11.06
 TOTAL RETURN(B)                                 30.90%     17.90%     29.39%      7.52%     5.66%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                        1.84%      1.87%      1.80%       1.76%    1.79%*
  Net investment income                           1.50%      1.89%      2.43%       3.25%    2.99%*
  Expense waiver/reimbursement(c)                   --          --      0.18%       0.36%    0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)     $173,900   $101,588    $48,161     $30,189  $24,632
  Average commission rate paid(d)              $0.0521    $0.0530         --          --       --
  Portfolio turnover                                69%        75%       96%          91%      43%

* Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED MARCH 31,
                                                   1998    1997      1996        1995    1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD          $15.59     $14.26    $11.51      $11.06   $11.74
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.36       0.38      0.39        0.42     0.17
  Net realized and unrealized gain (loss) on     4.42       2.16      2.99        0.46    (0.68)
  investments
  Total from investment operations               4.78       2.54      3.38        0.88    (0.51)
 LESS DISTRIBUTIONS
  Distributions from net investment income      (0.35)     (0.37)    (0.38)      (0.43)   (0.17)
  Distributions from net realized gain on       (0.87)     (0.84)    (0.25)         --       --
  investments
  Total distributions                           (1.22)     (1.21)    (0.63)      (0.43)   (0.17)
 NET ASSET VALUE, END OF PERIOD                $19.15     $15.59    $14.26      $11.51   $11.06
 TOTAL RETURN(B)                                31.54%     18.50%    30.06%       8.05%   (4.43%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                       1.34%      1.36%     1.30%       1.24%    1.29%*
  Net investment income                          2.00%      2.41%     2.95%       3.79%    3.71%*
  Expense waiver/reimbursement(c)                  --       0.01%     0.18%       0.36%    0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)    $125,588    $88,454   $51,707     $34,886  $21,010
  Average commission rate paid(d)             $0.0521    $0.0530        --          --       --
  Portfolio turnover                               69%        75%       96%         91%      43%

* Computed on an annualized basis.

(a) Reflects operations for the period from November 12, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements.

       INCREASE (DECREASE)
                       ACCUMULATED
                DISTRIBUTIONS IN EXCESS OF
 PAID-IN           NET INVESTMENT INCOME
 CAPITAL
  $139,007             $(139,007)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS -- The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended March 31, 1998, the Fund had realized gains/losses on futures contracts of $0.

At March 31, 1998, the Fund had outstanding futures contracts as set forth below:

              CONTRACTS
                 TO                   UNREALIZED
 EXPIRATION    RECEIVE    POSITION   APPRECIATION
   DATE
 June 1998   210 S&P 500    Long       $231,915


RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at March 31, 1998 is as follows:

 SECURITY                                  ACQUISITION DATE              ACQUISITION
                                                                             COST
 Bell Atlantic Financial                       2-12-1998                 $19,363,163
 Services, Inc., Conv. Bond
 Costco Cos., Inc., Conv. Bond           8-14-1997 - 12-19-1997           20,448,166
 EMC Corp., Mass, Sub. Note              7-17-1997 - 7-23-1997             5,899,769
 EVI Inc., Cumulative Conv. Pfd.              10-29-1997                  17,840,000
 Magna International, Inc., Conv. Bond   2-10-1998 -  2-18-1998            9,547,350
 McKesson Corp., Conv. Pfd.              2-9-1998 - 2-13-1998             14,443,942
 Solectron Corp., Conv. Bond            11-12-1996 - 7-17-1997            11,347,175
 Suiza Foods Corp., Conv. Pfd.                 3-19-1998                  22,000,000

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1998, par value shares ($0.01 per share) authorized were as follows:

              NUMBER OF PAR VALUE CAPITAL
 CLASS NAME         STOCK AUTHORIZED
 Class A              500,000,000
 Class B              500,000,000
 Class C              500,000,000
 Class F              500,000,000
  Total             2,000,000,000

Transactions in capital stock were as follows:

                                               YEAR ENDED MARCH 31,
                                      1998                           1997
 CLASS A SHARES              SHARES           AMOUNT            SHARES         AMOUNT
 Shares sold               21,665,520       $384,363,042     16,344,330    $246,303,152
 Shares issued to
 shareholders in
 payment of distributions   1,835,156         32,252,065      1,194,325      17,720,003
 declared
 Shares redeemed           (8,880,080)      (158,399,975)    (5,333,044)    (81,159,165)
  Net change resulting
  from
  Class A Share            14,620,596       $258,215,132     12,205,611    $182,863,990
  transactions


                                               YEAR ENDED MARCH 31,
                                       1998                          1997
 CLASS B SHARES              SHARES            AMOUNT           SHARES          AMOUNT
 Shares sold                28,472,174      $506,949,254     22,544,007     $339,570,016
 Shares issued to
 shareholders in
 payment of distributions    2,276,373        39,954,264        852,599       12,801,151
 declared
 Shares redeemed            (4,569,309)      (81,531,106)    (1,529,865)     (23,434,206)
  Net change resulting
  from
  Class B Share             26,179,238      $465,372,412     21,866,741     $328,936,961
  transactions

                                               YEAR ENDED MARCH 31,
                                       1998                          1997

 CLASS C SHARES               SHARES             AMOUNT        SHARES           AMOUNT
 Shares sold                  3,775,445       $ 67,504,456    3,514,431      $52,478,856
 Shares issued to
 shareholders in
 payment of distributions       421,985          7,403,711       308,800       4,586,335
 declared
 Shares redeemed             (1,629,464)       (29,184,516)     (687,088)    (10,415,521)
  Net change resulting from
  Class C Share transactions  2,567,966       $ 45,723,651     3,136,143     $46,649,670


                                               YEAR ENDED MARCH 31,
                                       1998                          1997
 CLASS F SHARES               SHARES           AMOUNT           SHARES        AMOUNT
 Shares sold                1,262,627        $22,418,695      2,247,501    $33,474,976
 Shares issued to
 shareholders in
 payment of distributions     375,370          6,590,537        320,769      4,757,176
 declared
 Shares redeemed             (751,681)       (13,226,732)      (523,006)    (7,867,272)
  Net change resulting from
  Class F Share               886,316        $15,782,500      2,045,264    $30,364,880
  transactions
  Net change resulting
  from
  Share transactions        44,254,116       $785,093,695     39,253,759   $588,815,501

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS        NET ASSETS OF CLASS
 Class A Shares            0.50%
 Class B Shares            0.75%
 Class C Shares            0.75%
 Class F Shares            0.25%

For the year ended March 31, 1998, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. YEAR 2000 ISSUE

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1998, were as follows:

 PURCHASES               $1,760,994,123
 SALES                   $1,041,136,040

To the Directors and Shareholders of FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc., as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc. at March 31, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
May 15, 1998

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

J. Christopher Donahue

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contain facts concerning its objective and policies, management fees, expenses, and other information.


Federated Investors
Federated Securities Corp., Distributor
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407
8042506 (5/98)






APPENDIX

A. The graphic representation here displayed entitled "Initial Investment," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of a $12,000/1,126 Shares investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $12,000 in the Fund on 12/30/86, would have a reinvested total worth of $53,427/2,791 on 3/31/98. The "x" axis reflects computation periods from 12/30/86 to 3/31/98. The right margin of the chart reflects the ending values of a hypothetical investment of $12,000 in the Fund measured in increments of $10,000 ranging from $0 to $60,000.

B. The graphic representation here displayed, entitled "One Step at a Time," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of Annual $1,000/93 Shares investments in the Fund (totaling $12,000 by 3/31/98). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Class A Shares of the Fund beginning on 12/30/86 would have a reinvested total value of $32,935/1,721 shares on 3/31/98. The "x" axis reflects computation periods from 12/30/86 to 3/31/98. The right margin of the chart reflects the ending values of a hypothetical annual investment of $1,000 in the Fund measured in increments of $5,000 ranging from $0 to $40,000.

C. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income Fund, Inc. (the "Fund") the darker-shaded portion represents the Principal Value of original and subsequent investments (totaling $35,000 by 3/31/98). The color-coded mountain is a visual representation of the narrative text above it, which shows that an original $5,000/512 Shares investment in the Fund and additional investments of $250 every month for 10 years totaling $35,000 by 3/31/98 would have grown to a reinvested total value of $93,678/4,894 Shares on 3/31/98. The "x" axis reflects computation periods from 3/31/88 to 3/31/98. The right margin of the chart reflects the ending values of a hypothetical original investment of $5,000 and subsequent monthly investments of $250 in the Fund measured in increments of $20,000 ranging from $0 to $100,000.

D. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 3/31/88 to 3/31/98. The "y" axis reflects the cost of investment in $7,000 increments ranging from $8,500 to $57,500. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $43,370, $56,506, and $43,013, respectively. Below the legend are the Average Annual Total Returns for the one-year, five-year, ten-year, and Start of Performance (12/30/86) for the period ended March 31, 1998; the Average Annual Total Returns are 24.53%, 17.09%, 15.68%, and 14.12%, respectively.

E. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 9/27/94 to 3/31/98. The "y" axis reflects the cost of investment in $3,000 increments ranging from $9,500 to $27,500. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values were $20,448, $27,073, and $22,048, respectively. Below the legend are Average Annual Total Returns for the one-year and Start of Performance (9/27/94) for the period ended March 31, 1998; the Average Annual Total Returns are 25.02% and 22.59%, respectively.

F. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 5/3/93 to 3/31/98. The "y" axis reflects the cost of investment in $3,000 increments ranging from $9,500 to $27,500. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $22,686, $27,460, and $22,877, respectively. Below the legend are Average Annual Total Returns for the one-year and Start of Performance (5/3/93) for the period ended March 31, 1998; the Average Annual Total Returns are 29.80% and 18.16%, respectively.

G. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 11/12/93 to 3/31/98. The "y" axis reflects the cost of investment in $4,000 increments ranging from $8,000 to $28,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $20,725, $27,460, and $22,877, respectively. Below the legend are Average Annual Total Returns for the one-year and Start of Performance (11/12/93) for the period ended March 31, 1998; the Average Annual Total Returns are 29.12% and 18.08%, respectively.